UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 5, 2022
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Glacier Point, Suite A	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Ekso Bionics Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission on December 5, 2022 (the “Initial Filing”), in which the Company reported, among other things, the closing of its acquisition from Parker Hannifin Corporation, an Ohio corporation (the “Seller”), of certain assets related to the Seller’s human motion control business, and software applications, support services and cloud environments related to such business (the “HMC Business”).

This Amendment No. 1 amends the Initial Filing to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Initial Filing in reliance on Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K. This Amendment No. 1 does not amend any other item of the Initial Filing and all other information previously reported in or filed with the Initial Filing is hereby incorporated by reference to this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited abbreviated financial statements of the HMC Business as of June 30, 2022 and 2021, and for the years then ended, and the related notes and the related independent auditors’ report thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

    The unaudited abbreviated financial statements of the HMC Business as of September 30, 2022, and for the three-month periods ended September 30, 2022 and 2021, and the unaudited notes related thereto, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.
Certain unaudited pro forma financial information as of, and for the nine months ended, September 30, 2022, and for the year ended December 31, 2021 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
23.1	Consent of WithumSmith+Brown, PC
99.1
Audited abbreviated financial statements of the HMC Business as of June 30, 2022 and 2021, and for the years then ended; and unaudited abbreviated financial statements of the HMC Business as of September 30, 2022, and for the three-month periods ended September 30, 2022 and 2021.

99.2	Unaudited pro forma combined financial information as of, and for the nine months ended September 30, 2022 and for the year ended December 31, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:    /s/ Jerome Wong
Name:    Jerome Wong
Title:    Chief Financial Officer

Dated: February 16, 2022